EXHIBIT 32.2

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                 TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Optionable, Inc. (the "Company") for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, to the best of the undersigned's knowledge and belief, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


                    Date:  November 13, 2007

                                        /s/Marc-Andre Boisseau
                                        -----------------------
                                        Marc-Andre Boisseau
                                        Chief Financial Officer



[A signed original of this written statement required by Section 906 has been provided to Optionable, Inc. and will be retained by Optionable, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]